UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                    -----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 12, 2008


                             ESCO TECHNOLOGIES INC.
               (Exact Name of Registrant as Specified in Charter)


           Missouri                      1-10596                 43-1554045
       (State or Other                (Commission            (I.R.S. Employer
Jurisdiction of Incorporation)        File Number)          Identification No.)


9900A Clayton Road, St. Louis, Missouri                              63124-1186
(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's telephone number, including area code: 314-213-7200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.113d-4 (c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Fiscal Year 2009 Bonus Criteria

On November 12, 2008, the Human Resources and Compensation Committee (the "Committee") of the Registrant's Board of Directors took the following actions with respect to the fiscal year 2009 bonuses to be paid to the Registrant's executive officers after the end of the fiscal year 2009. Each executive officer's bonus target is equally divided between two plans: (i) the Performance Compensation Plan (the "PCP") and (ii) the Incentive Compensation Plan For Executive Officers (the "ICP"):

1. Under the PCP, the Committee approved the fiscal year 2009 evaluation criteria for the determination of the actual PCP bonuses to be paid to the executive officers after the end of fiscal year 2009. The Committee will evaluate and measure the performance of the executive officers based on the achievement of Registrant and individual objectives, weighted as follows: cash flow from operations - 70%; and individual objectives - 30%. The achievement of the Registrant objective is measured utilizing a relevant matrix. The target multiplier under the PCP for fiscal 2009 ranges from 0.2 to 2.0 times the bonus target.

2. Under the ICP, the Committee approved the fiscal year 2009 earnings per share (EPS) matrix, which is the evaluation criterion for the determination of the actual ICP bonuses to be paid to the executive officers after the end of fiscal year 2009. The EPS matrix for fiscal 2009 under the ICP has an EPS range from $1.76 to $2.38. The bonus target multiplier under the ICP for fiscal 2009 ranges from 0.2 to 2.0 times the bonus target.

Prior to November 12, 2008, the Committee had, for each of the PCP and ICP, approved the fiscal year 2009 bonus targets for the executive officers, as follows: V.L. Richey - 20% of fiscal year 2009 total cash compensation; G.E. Muenster - 17.5% of fiscal year 2009 total cash compensation; and A.S. Barclay -15% of fiscal year 2009 total cash compensation.

Actual bonuses to be paid under each of the PCP and the ICP for fiscal year 2009 may vary from their respective bonus targets: (i) depending on the extent to which performance exceeds or falls below the fiscal year 2009 evaluation criteria described in paragraph 1 above, in the case of the PCP; and (ii) based upon the application of the fiscal year 2009 ICP earnings per share matrix described in paragraph 2 above, in the case of the ICP.


                                                               SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ESCO TECHNOLOGIES INC.




Dated:     November 17, 2008                 By:    /s/ G.E. Muenster
                                                   G.E. Muenster
                                                   Executive Vice President and
                                                   Chief Financial Officer